AMENDMENT NO. 2

TO

ASSET/SHARE PURCHASE AGREEMENT

This Amendment No. 2 (the "Amendment") dated 27th AUGUST 2020 modifies the Asset/Share Purchase Agreement, as amended, between Sharps Technology, Inc. ("Sharps"), Safegard Medical (Hungary) Kft ("Safegard"), Numan Holding Ltd ("Numan"), Cortrus Services S.A. ("Cortrus") and Latitude Investments Limited ("Latitude") dated 10 June 2020 (the "Purchase Agreement").

Sharps, Safegard, Numan, Cortrus and Latitude are collectively referred to as the "Parties".

WHEREAS, the Parties entered into the Purchase Agreement whereby Sharps, subject to the terms and conditions of the Purchase Agreement, received the right to purchase 100% of the capital stock or assets of Safegard;

WHEREAS, Sharp's has requested and the Seller Parties have agreed to an extension of the Diligence Period (the "Extension Request"); and

WHEREAS, as a result of the Extension Request, the Parties agree to amend the terms of the Purchase Agreement as set forth below, with the understanding that all other provisions of the Purchase Agreement shall remain unchanged.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the Parties hereto agree as follows:

1. The Parties agree to extend the duration of the Diligence Period, as defined in recital F of the Purchase Agreement, for a period of 2 months and hereby agree to amend recital F accordingly, to read that the Diligence Period shall now end on 31 October 2020.

2. The Buyer agrees to pay the following additional monthly contributions to the Company during the extended Diligence Period pursuant to Section 7.3 of the Purchase Agreement, and the parties hereby agree to add new sub-sections (v) and (vi) to Section 7.3. of the Purchase Agreement as follows:

   (v) $50,000 on 4 September 2020; and
   (vi) $50,000 on 5 October 2020

3. The Parties agree to reduce the duration of the Post Diligence Period, as defined in recital F of the Purchase Agreement, by a period of 2 months and hereby agree to amend recital F accordingly, to read that the Post Diligence Period shall now be a further period of up to 18 months (such period ending no later than 30 April 2022) and that any references to a 20-month Post Diligence Period in the Purchase Agreement shall be amended to an 18-month Post Diligence Period.

4. The Parties agree to amend the incorrect references in Section 7.10 of the Purchase Agreement to the deemed date of 28 February 2022, to 31 January 2022 (being the date by which the Buyer shall provide the Seller Parties with the 90 calendar days written notification described in Section 7.10)).

5. The Parties agree to amend the dates specified in Section 7.8 (b) of the Purchase Agreement for payment by the Buyer of its remaining obligations to fund the Escrow Account to $37,500 by no later than 1 November 2020 and a further $75,000 by no later than 1 March 2021.

6. Except as modified hereby, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Purchase Agreement.

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

[Signature Page Follows]

[Signature Page to Amendment No. 2 to the Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ________________ Director

NAME ALAN BLACKMAN

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ________________

NAME ________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ________________

NAME ________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ________________

NAME ________________

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ________________

NAME ________________

[Signature Page Follows]

[Signature Page to Amendment No. 2 to the Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME FILIPPI FILIPPO

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ______________________________

NAME ______________________________

[Signature Page Follows]

[Signature Page to Amendment No. 2 to the Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________

NAME ______________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________

NAME Cinzia Schmidheiny C. Volante

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ______________________

NAME P. Palmiero Cinzia Schmidheiny

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ______________________

NAME ______________________

[Signature Page Follows]

[Signature Page to Amendment No. 2 to the Purchase Agreement]

SIGNED by for and on behalf of

SHARPS TECHNOLOGY INC

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

SAFEGARD MEDICAL (HUNGARY) Kft

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED. as sole corporate director of

NUMAN HOLDING LTD

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

CORPSERVE LIMITED as sole corporate director of

CORTRUS SERVICES S.A.

SIGNED ______________________________

NAME ______________________________

SIGNED by for and on behalf of

KESTREL S.A. as sole corporate director of

LATITUDE INVESTMENTS LIMITED

SIGNED ______________________________

NAME JEAN-MAURICE EMERY JESAHEL RUFENER MACARIO